Joint Filer Information


Name:  Owl Creek II, L.P.
Address:  410 Park Avenue, Suite 420, New York, N.Y. 10022
Designated Filer:  Owl Creek I, L.P.
Issuer & Ticker Symbol:  TIMCO Aviation Services, Inc. (TMAS)
Date of Event Requiring Statement:   10/12/2005

Signature: Owl Creek II, L.P.

                  By: Owl Creek Advisors, LLC, its general partner
                  By: /s/ Jeffrey A. Altman
                  -----------------------------------------------------------
                    Name: Jeffrey A. Altman
                    Title: Managing Member


Name:  Owl Creek Advisors, LLC
Address:  410 Park Avenue, Suite 420, New York, N.Y. 10022
Designated Filer:  Owl Creek I, L.P.
Issuer & Ticker Symbol:  TIMCO Aviation Services, Inc. (TMAS)
Date of Event Requiring Statement:   10/12/2005

Signature: Owl Creek Advisors, LLC

                  By: /s/ Jeffrey A. Altman
                  -----------------------------------------------------------
                    Name: Jeffrey A. Altman
                    Title: Managing Member


Name:  Owl Creek Asset Management, L.P.
Address:  410 Park Avenue, Suite 420, New York, N.Y. 10022
Designated Filer:  Owl Creek I, L.P.
Issuer & Ticker Symbol:  TIMCO Aviation Services, Inc. (TMAS)
Date of Event Requiring Statement:   10/12/2005

Signature: Owl Creek Asset Management, L.P.

                  By: Owl Creek GP, L.L.C., its general partner
                  By: /s/ Jeffrey A. Altman
                  -----------------------------------------------------------
                    Name: Jeffrey A. Altman
                    Title: Managing Member


Name:  Jeffrey A. Altman
Address:  c/o Owl Creek Asset Management, L.P.,
          410 Park Avenue, Suite 420, New York, N.Y. 10022
Designated Filer:  Owl Creek I, L.P.
Issuer & Ticker Symbol:  TIMCO Aviation Services, Inc. (TMAS)
Date of Event Requiring Statement:   10/12/2005

Signature:        /s/ Jeffrey A. Altman
                  -----------------------------------------------------------
                    Name: Jeffrey A. Altman